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                                                                    Exhibit 23.3

                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the reference to our report dated January 17, 2001 on the financial statements of UMCJ, formerly known as Nippon Foundry Inc., as of and for the year ended December 31, 2000 in the Form 6-K filed by United Microelectronics Corporation.





/s/ ChuoAoyama Audit Corporation
--------------------------------
ChuoAoyama Audit Corporation

Tokyo Japan
March 25, 2003